SUPPLEMENT dated November 1, 2006

                              To the PROSPECTUS of

                   Mellon Institutional Group of Equity Funds:
                     The Boston Company Large Cap Core Fund
                     The Boston Company Small Cap Value Fund
                    The Boston Company Small Cap Growth Fund
                  The Boston Company Small/Mid Cap Growth Fund
         (formerly The Boston Company Small Capitalization Equity Fund)
             The Boston Company Small Cap Tax-Sensitive Equity Fund
                The Boston Company International Core Equity Fund
                 The Boston Company International Small Cap Fund
                   The Boston Company World ex-U.S. Value Fund

                             Dated February 1, 2006
           (as revised March 17, 2006 and supplemented June 28, 2006)

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The Board of Trustees of Mellon Institutional Funds Investment Trust has
authorized the closure of The Boston Company International Core Equity Fund (the "Fund") for an indefinite period. The closure of the Fund is anticipated to be effective as of the close of business on July 6, 2007 (the "Closing Date"). Because the Closing Date is based on current inflow projections, the Fund may actually close in advance of such date. The Fund will continue to sell shares to existing shareholders and permit exchanges from other Mellon Institutional Funds as long as the exchanging shareholder has an existing International Core Equity Fund account (either directly or through a financial intermediary). Shareholders whose accounts have a zero balance on or after the Closing Date will be prohibited from reactivating the account or opening a new account. Investors who do not own shares of the Fund at the Closing Date generally will not be allowed to buy shares of the Fund, except that shares of the Fund will also continue to be sold to:

o Participants in qualified retirement plans (including pension or profit sharing plans, pension funds, 401(k) plans and other benefit plans) if the plan sponsor includes the Fund as an investment option on, and the plan owns shares of the Fund as of, the Closing Date;

o Certain institutional investors and financial professionals (including investment advisers, broker-dealers, banks and trust companies) who have expressed an interest in writing in investing in the Fund, either for themselves or on behalf of clients, prior to the Closing Date, if approved by an officer of the Trust; and

o Certain advisory clients of The Boston Company Asset Management LLC ("TBCAM"), the investment adviser to the Fund, and of its affiliates, upon the request of TBCAM.

The Board reserves the right to open the Fund to new investors or suspend the sale of shares from time to time without further notice or supplement to the prospectus. The offering of shares will be determined on the basis of the Fund's ability to effectively manage additional assets in accordance with the Fund's investment strategy. Management of the Fund's strategy at elevated asset levels can be affected by the limited availability of attractive international stocks, especially within emerging markets, and changes in related market conditions, among other factors.

For further information, please contact your retirement plan administrator, investment adviser, broker-dealer or other financial professional or call the Mellon Institutional Funds at 1-800-221-4795.

           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE